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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                               January 24, 2002
                       (Date of earliest event reported)


                              RUSSELL CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Alabama
                 (State or other jurisdiction of incorporation)



               0-1790                                     63-0180720
        (Commission File No.)                 (IRS Employer Identification No.)

  3330 Cumberland Blvd., Suite 800                          30339
          Atlanta, Georgia

                 and                                         and

           755 Lee Street
       Alexander City, Alabama                            35011-0272
(Address of principal executive offices)                  (Zip Code)


                                 (678) 742-8000

                                      and

                                 (256) 500-4000
              (Registrant's telephone number, including area code)


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FORWARD LOOKING INFORMATION

         This Current Report on Form 8-K contains certain statements that describe the Company's beliefs concerning future business conditions and prospects, growth opportunities and the outlook for the Company based upon information currently available. Wherever possible, the Company has identified these "forward-looking" statements (as defined in Section 21E of the Securities and Exchange Act of 1934) by words such as "anticipates," "believes," "intends," "estimates," "expects," "projects" and similar phrases. These forward-looking statements are based upon assumptions the Company believes are reasonable. Such forward-looking statements are subject to risks and uncertainties which could cause the Company's actual results, performance and achievements to differ materially from those expressed in, or implied by, these statements, including among other matters, (i) the ability of the Company to successfully finalize the documents with its lenders, (ii) economic conditions, and (iii) other risk factors listed from time to time in the Company's SEC reports and announcements. The Company assumes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise.

Item 5.  Other Events.

         Russell Corporation (the "Company") has signed an agreement with its lenders as to the revised terms of its principal loan arrangements. As a result of this agreement, all of the Company's current borrowing availability will remain in place and the Company will reclassify approximately $311 million as long-term debt in its year end audited financial statements, upon execution of final documents. At year end 2001, the Company had approximately $356 million in total debt, which is $67 million below total debt outstanding at year end 2000 of $423 million.

         As reported in its earlier Quarterly Reports on Form 10-Q for the quarters ended July 1, 2001 and September 30, 2001, and Form 8-K dated September 18, 2001, the Company had agreed to secure most of its outstanding debt by a pledge of substantially all of its assets. This was completed on December 28, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                RUSSELL CORPORATION
                                                    (Registrant)


Date:January 24, 2002                         By /s/ Robert D. Martin
     ----------------                           --------------------------------
                                                     Robert D. Martin
                                                 Chief Financial Officer